                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              FREEDOM MUTUAL FUND
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          FREEDOM GROUP OF MONEY FUNDS
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108


                                                                  April 14, 1998


Dear Shareholder:

     I urge you to vote on the important proposals described in the enclosed proxy material, which is being distributed to shareholders of Freedom Cash Management Fund, Freedom Government Securities Fund, Freedom Tax Exempt Money Fund and Freedom California Tax Exempt Money Fund (the "Funds"), in connection with the solicitation of proxies by your Board of Trustees for Special Meetings of Shareholders to be held on Wednesday, May 20, 1998 at 2:00 p.m., Boston time.

     At the Special Meetings, shareholders will be asked to consider and vote on the following proposals: (1) the approval of an Advisory Agreement between each of Freedom Mutual Fund and Freedom Group of Tax Exempt Funds (the "Trusts"), on behalf of each Fund, and Freedom Capital Management Corporation (Proposal One); and (2) the ratification of the selection of Price Waterhouse LLP as the independent accountants of each Trust (Proposal Two).

     The independent non-management Trustees of the Trusts have unanimously approved the proposals described in the enclosed proxy material and recommend that the shareholders approve them as well. The proposals do not involve any increase in advisory fees paid by any of the Funds, nor do they affect the investment objectives or policies of any of the Funds.

     TO VOTE ON THESE PROPOSALS, WE ASK THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO US AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IT IS VERY IMPORTANT THAT WE RECEIVE YOUR CARD SOON, SO THAT THE NECESSARY QUORUM OF SHAREHOLDERS IS REPRESENTED AT THE MAY 20, 1998 MEETINGS.

     This is your opportunity to voice your opinion on matters that affect your Fund. Your prompt vote will also help to save time and money. If we do not receive enough votes, we must increase participation with additional mailings. That's a costly and time consuming process.


     If you have any questions before you vote, please contact your Tucker Anthony or Sutro investment executive or call D.F. King, Inc., a proxy solicitation firm assisting in the proxy process, at 1-800-949-2583. We will be glad to help you get your vote in quickly.

     We appreciate your continued support and look forward to receiving your votes of approval.

                                        Sincerely,




                                        /s/ Dexter A. Dodge
                                        --------------------------
                                        DEXTER A. DODGE
                                        Chairman of the Board

                          FREEDOM CASH MANAGEMENT FUND
                       FREEDOM GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                              FREEDOM MUTUAL FUND

                         FREEDOM TAX EXEMPT MONEY FUND
                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                                EACH A SERIES OF
                       FREEDOM GROUP OF TAX EXEMPT FUNDS

                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (800) 257-3336

                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1998


     NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (the "Meetings") of Freedom Cash Management Fund and Freedom Government Securities Fund, each a series of Freedom Mutual Fund ("Mutual Fund"), and Freedom Tax Exempt Money Fund and Freedom California Tax Exempt Money Fund, each a series of Freedom Group of Tax Exempt Funds ("Tax Exempt Trust"), will be held at the principal offices of the Trusts, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Wednesday, May 20, 1998 at 2:00 p.m., Boston time, and at any adjournment or postponement thereof, for the purposes listed below. The Mutual Fund and the Tax Exempt Trust, each a Massachusetts business trust, are collectively referred to within this document as the "Trusts" and individually as a "Trust." The portfolio series of funds within the Trusts are collectively referred to as the "Funds" and individually as a "Fund." The matters to be voted on by the shareholders of the respective Funds are as follows:


     1. All Funds -- To consider and vote on approval of an Advisory Agreement between each of the Trusts, on behalf of each Fund, and Freedom Capital Management Corporation (Proposal One).

     2. All Funds -- To ratify the selection of Price Waterhouse LLP as the independent accountants of each Trust (Proposal Two).

     3. To consider and vote upon such other matters as may properly come before the Meetings or any adjournment or postponement thereof.

     These items are discussed in greater detail in the accompanying Proxy Statement.

     The Boards of Trustees have fixed the close of business on March 30, 1998, as the record date for determination of shareholders who are entitled to notice of and to vote at the Meetings and any adjournment or postponement thereof.


                                          By order of the Trustees,

                                          /s/ JOHN J. DANELLO
                                          -------------------------
                                          JOHN J. DANELLO
                                          Secretary

Boston, Massachusetts

April 14, 1998


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED. THIS PROXY IS BEING SOLICITED BY THE TRUSTEES OF EACH TRUST.

                          FREEDOM CASH MANAGEMENT FUND
                       FREEDOM GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                              FREEDOM MUTUAL FUND

                         FREEDOM TAX EXEMPT MONEY FUND
                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                                EACH A SERIES OF
                       FREEDOM GROUP OF TAX EXEMPT FUNDS

                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (800) 257-3336

                            ------------------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD MAY 20, 1998

SPECIAL MEETING


     This Proxy Statement is being furnished to the shareholders of Freedom Cash Management Fund ("Cash Management Fund") and Freedom Government Securities Fund, ("Government Securities Fund"), each a series of Freedom Mutual Fund ("Mutual Fund"), and Freedom Tax Exempt Money Fund ("Tax Exempt Fund") and Freedom California Tax Exempt Money Fund ("California Fund"), each a series of Freedom Group of Tax Exempt Funds ("Tax Exempt Trust"). The Mutual Fund and the Tax Exempt Trust, each a Massachusetts business trust, are collectively referred to in this Proxy Statement as the "Trusts" and individually as a "Trust." The portfolio series of funds within the Trusts are collectively referred to herein as the "Funds" and individually as a "Fund." This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of each Trust's Trustees for use at the Special Meetings of Shareholders (the "Meetings") to be held at the principal offices of the Trusts, sixth floor, One Beacon Street, Boston, Massachusetts 02108 on Wednesday, May 20, 1998 at 2:00 p.m., Boston time, and at any adjournment or postponement thereof. This Proxy Statement and the forms of proxy will be mailed to shareholders of each of the Funds on or about April 15, 1998.


     As more fully described in this Proxy Statement, the Meetings have been called for the purposes set forth in the table below. This table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (X) indicates which Fund's shareholders are being solicited to approve which proposal:

                                                  FREEDOM                    FREEDOM
                                  FREEDOM CASH   GOVERNMENT   FREEDOM TAX   CALIFORNIA
                                   MANAGEMENT    SECURITIES     EXEMPT      TAX EXEMPT
            PROPOSAL                  FUND          FUND      MONEY FUND    MONEY FUND
            --------              ------------   ----------   -----------   ----------
1. Approval of Advisory
   Agreement (All Funds)             X             X            X             X
2. Ratification of Independent
   Auditors (All Funds)              X             X            X             X

     The most recent annual reports for the Funds have previously been sent to shareholders and are available upon request, without charge, by writing to John Hancock Signature Services, Incorporated, Freedom Group of Money Funds,
Attention: Dealer Services, P.O. Box 9102, Boston, Massachusetts 02205-9102 or calling 1-800-257-3336.

SOLICITATION, REVOCATION AND USE OF PROXIES

     HOLDERS OF SHARES OF THE FUNDS ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. If the enclosed proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will, unless the proxy has previously been revoked, be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR each Proposal, as described in this Proxy Statement and as set forth in the accompanying Notice of Special Meetings, and in the discretion of the persons named as proxies in connection with any other matters as may properly come before the Meetings or any adjournment or postponement of the Meetings. The Trustees do not know of any matter to be considered at the Meetings other than the matters referred to in the Notice of Special Meetings.


     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by Trustees and officers of the Trusts, by personnel of the Adviser, by personnel of Tucker Anthony Incorporated, Sutro & Co., Incorporated and Freedom Distributors Corporation, the Funds' distributors, and John Hancock Investors Services Corporation, the Funds' transfer agent, in person or by telephone, and by D.F. King, Inc., a proxy solicitation firm that has been engaged to assist in proxy solicitation (the "Solicitor").



     Shareholders of the Funds may be asked by the Solicitor's representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a representative of the Solicitor using information derived from a shareholder list provided by the Trusts or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone the Solicitor at a designated toll-free number. In all such cases, the representative of the Solicitor will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Proxy Statement and proxy form have been received. If answered in the affirmative, the Solicitor representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the representative of the Solicitor will then ask the shareholder if the shareholder wishes to support each Proposal. If answered in the affirmative with respect to a Proposal, the Solicitor will read the Proposal to the shareholder and ask for such shareholder's voting instruction on the Proposal.



     Although the representative of the Solicitor will assist with any questions, the answers to which are contained in the Proxy Statement, the representative of the Solicitor will not make recommendations on how to vote on the Proposal. Finally, the representative of the Solicitor will explain that the Solicitor will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the applicable Trust. Within 72 hours after each telephone call, the Solicitor will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact the Solicitor immediately if the shareholder's instructions have not been properly recorded.



     If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.



     A shareholder executing and returning a proxy or submitting a telephone proxy has the power to revoke it at any time before it is exercised by filing with the Trusts a written notice of revocation at the following address: One Beacon Street, Boston, Massachusetts 02108, Attention: John J. Danello, Secretary, or returning a duly executed proxy bearing a later date prior to the time of the Meetings. Any shareholder who has executed a proxy or submitted a telephone proxy but is present at the Meetings and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Trusts (without complying with any formalities) at any time before it is voted. Presence at the Meetings alone will not serve to revoke a previously executed and returned proxy.

     A majority of the shares of a Fund entitled to vote at the Meetings shall be a quorum for the transaction of business by that Fund. In the event a quorum is not present in person or by proxy at the time any session of the Meetings is called to order, the persons named as proxies may vote those proxies which have been received to adjourn the Meetings to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies with respect to any of the Proposals. Any such adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the session of the Meetings to be adjourned. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to an adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meetings, abstentions and broker non-votes will be treated as shares that are present at the Meetings but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposals One and Two.

RECORD DATE AND OUTSTANDING SHARES


     Only shareholders of the Funds of record as of the close of business on March 30, 1998 (the "Record Date") are entitled to receive notice of, and to vote at, the Meetings and any adjournment or postponement of the Meetings. As of the close of business on the Record Date, the following number of shares of each Fund were outstanding and entitled to vote:



                                                 NUMBER OF
                                                  SHARES
                   FUND                         OUTSTANDING
                   ----                         -----------
Cash Management Fund.......................  1,889,719,557.749
Government Securities Fund.................    393,848,134.810
Tax Exempt Fund............................    327,658,790.181
California Fund............................    116,433,423.030


     The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meetings or any adjournment or postponement thereof, with a proportionate vote for each fractional share.

PROXY SOLICITATION EXPENSES

     The cost of soliciting proxies, including the fees of D.F. King, Inc., which are estimated to cost $6,000, and all expenses incurred by the Funds in connection with the approval of the new Advisory Agreements described in Proposal One, including, without limitation, the expenses relating to the Meetings and to the meetings of the Trustees at which the proposed new Advisory Agreements were considered, and the fees and expenses of counsel to the Funds and counsel to the Trustees of the Trusts who are not "interested persons" (the "Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of the Adviser, will be borne by the Adviser and/or by its parent, Freedom Securities Corporation ("Freedom Securities"), and not by the Trusts. The Adviser and/or Freedom Securities will also reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The only voting securities of each Fund are its shares of beneficial interest. As of the close of business on February 28, 1998, no person owns beneficially or of record 5% or more of the shares of Cash Management Fund, Government Securities Fund or California Fund. As of the close of business on the February 28, 1998, the following persons owned beneficially or of record 5% or more of Tax Exempt Fund's shares (percentage is percentage of outstanding shares of a Fund owned by the shareholders):

                                TAX EXEMPT FUND

                  NAME AND                         AMOUNT AND        PERCENT
                 ADDRESS OF                        NATURE OF           OF
              BENEFICIAL OWNER                BENEFICIAL OWNERSHIP    FUND
              ----------------                --------------------   -------
Frank C. Gill...............................     17,352,217.92        5.20%
Mary K. Gill -- Trustees Gill
Family Trust
UA DTO 08/24/90
01740 SW Military Road
Portland, OR 97219-8384

SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS

     As of the close of business February 28, 1998, the following Trustees and executive officers of each Trust owned beneficially or of record the number of shares of each Fund set forth below:


           TRUSTEE OR OFFICER AND               SHARES OF EACH FUND
           OFFICE WITH EACH TRUST              BENEFICIARY OWNED(1)
           ----------------------              --------------------
DEXTER A. DODGE*: Chairman of the Board and    Cash Management Fund
  Trustee                                        283,625.88

RICHARD A. FARRELL: Trustee                    Cash Management Fund
                                                 1,281,472.70(2)

ERNEST T. KENDALL: Trustee                     Cash Management Fund
                                                 2,125.21

RICHARD B. OSTERBERG: Trustee                  Cash Management Fund
                                                 926,615.77(3)
                                               Government Securities
                                                 Fund
                                                 68,441.21(4)

LAWRENCE G. KIRSHBAUM*: Trustee; Chief         Cash Management Fund
  Financial Officer of the Trusts                48,199.00

WILLIAM H. DARLING: Trustee                    Cash Management Fund
                                                 6,299.75

JOHN R. HAACK: Trustee                         Cash Management Fund
                                                 775.48

LAURENCE R. VEATOR, JR.: Trustee               Cash Management Fund
                                                 103,073.71

Trustees and executive officers of Mutual      Cash Management Fund
  Fund and Tax Exempt Fund as a group (13        2,338,661.89
  persons)


------------
 * These Trustees and/or officers are deemed to be "interested persons" of the Trusts, as defined in the Investment Company Act, inasmuch as they are affiliated with the Adviser or Freedom Securities.

(1) None of the persons listed or the Trustees and executive officers as a group beneficially owns in excess of 1% of the outstanding shares of any Fund. Except as otherwise indicated, the individual indicated as being the beneficial owner of such shares has sole voting and investment power with respect to such shares.


(2) These shares are owned by The Venture Capital Fund of New England II or The Venture Capital Fund of New England III, of which Mr. Farrell is either a managing general partner or general partner. Mr. Farrell disclaims beneficial ownership of such shares.

(3) Includes 725,846.40 shares held by various entities of which Mr. Osterberg serves as trustee, agent or executor. Mr. Osterberg disclaims beneficial ownership of such shares.



(4) Includes 15,915.81 shares held by various entities of which Mr. Osterberg serves as trustee, agent or executor. Mr. Osterberg disclaims beneficial ownership of such shares.


                                  PROPOSAL ONE

                        CONSIDERATION AND APPROVAL OF A
                 NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE
                TRUSTS, ON BEHALF OF EACH FUND, AND THE ADVISER


     The investment adviser for each of the Trusts is Freedom Capital Management Corporation, a Massachusetts corporation with offices at One Beacon Street, Boston, Massachusetts 02108. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which are made available to the Funds. The Adviser is a wholly-owned indirect subsidiary of Freedom Securities Corporation, which is a publicly-owned company. The head offices of Freedom Securities are at One Beacon Street, Boston, Massachusetts 02108.


     Freedom Distributors Corporation ("Freedom Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Incorporated ("Sutro"), affiliates of the Adviser, serve as distributors and principal underwriters for the Funds pursuant to a distribution agreement with each Trust. Tucker Anthony and Sutro are brokerage firms which are members of the New York Stock Exchange. Freedom Distributors, Tucker Anthony and Sutro are all subsidiaries of Freedom Securities.

THE TRANSACTION


     Freedom Securities, the parent of the Adviser, is currently involved in a series of transactions pursuant to which it has issued, or will in the future issue, significant numbers of additional shares of its common stock, thereby diluting the stock ownership of its current shareholders, including the Thomas Lee Entities (as defined below under "Information about the Adviser"), and pursuant to which the Thomas Lee Entities have sold shares of Freedom Securities' stock to the public. Upon the issuance of additional shares of Freedom Securities' common stock pursuant to one or more of these transactions, the Thomas Lee Entities will own less than 25% of the outstanding voting securities of Freedom Securities. In addition, the Stockholders Agreement by and among the Thomas Lee Entities and certain other shareholders of Freedom Securities (including employees of the Adviser and its affiliates) with respect to the exercise of certain voting rights held by such shareholders (the "Stockholders Agreement") is expected to terminate forty-five days following the closing of Freedom Securities' public offering of shares described below. As a result of the occurrence of these events, the Thomas Lee Entities may no longer be deemed to control Freedom Securities and indirectly the Adviser.



     As described below, the "Transaction" is the event which causes the Thomas Lee Entities to no longer be deemed to control Freedom Securities and indirectly the Adviser; which, in this case, will result from either: the ownership of the Thomas Lee Entities in the voting securities of Freedom Securities falling below 25% or the termination of the Stockholders Agreement.



     These underlying transactions include: (i) an initial public offering of up to 7,400,000 shares of Freedom Securities' common stock (plus an additional 1,110,000 shares to cover the underwriters' over-allotments) (the "Offering"),
(ii) the acquisition of Cleary Gull Reiland & McDevitt Inc. ("Cleary Gull"), a regional midwestern investment banking firm, for a combination of stock and cash (the "Acquisition"), (iii) the granting of options to Cleary Gull employees to purchase up to 272,700 shares of Freedom Securities' common stock, and (iv) the implementation of Freedom Securities' 1998 Long-Term Incentive Plan and 1998 Employee Stock Purchase Plan, pursuant to which options to purchase up to 2,291,688 shares and 500,000 shares, respectively, of Freedom Securities' common stock will be granted to participating employees, in addition to the issuance of shares pursuant to options to purchase a maximum of 2,133,888 shares of Freedom Securities' common stock which have been granted to participating employees pursuant to the 1996 Stock Option Plan. The terms and timing of these transactions were determined in response to a number of factors beyond the scope of the Investment Company Act and substantially unrelated to the Funds or the Adviser.



     On April 1, 1998, Freedom Securities distributed a prospectus in connection with an initial public offering of up to 7,400,000 shares of Freedom Securities' common stock (plus an additional 1,110,000 shares to cover underwriters' over-allotments). Included in the Offering of shares to the public were 2,241,295 shares of common stock sold by the Thomas Lee Entities as selling shareholders. Upon completion of the Offering, Freedom Securities had outstanding 19,097,403 shares of its common stock, assuming no exercise of options after December 31, 1997. The Offering was completed on April 7, 1998.



     On March 9, 1998, Freedom Securities entered into an Agreement and Plan of Merger to acquire Cleary Gull, headquartered in Milwaukee, Wisconsin, as part of its strategy of acquiring firms with complementary businesses to strengthen or expand Freedom Securities' geographic or product offering base. The consideration to be paid in the Acquisition will be a combination of shares of Freedom Securities' common stock valued at $17.6 million and $4.4 million in cash, subject to adjustment under certain circumstances. In addition, stock options to purchase shares of Cleary Gull capital stock with a value of approximately $3.5 million will be converted into options to purchase Freedom Securities' common stock, and Freedom Securities has agreed to grant new options to Cleary Gull employees to purchase up to an additional 272,700 shares of Freedom Securities' common stock at the initial offering price of the shares to the public. The Acquisition is presently expected to be completed on or about April 17, 1998.



     Also in 1998, Freedom Securities implemented a new 1998 Long-Term Incentive Plan and 1998 Employee Stock Purchase Plan, which authorizes the issuance of a maximum of 2,291,688 shares and 500,000 shares, respectively, of Freedom Securities' common stock pursuant to the exercise of nontransferable options granted to participating employees. The 1998 Plans are in addition to the 1996 Stock Option Plan, pursuant to which Freedom Securities has granted options to purchase a maximum of 2,133,888 shares of its common stock.



     After giving effect to the Offering, the Thomas Lee Entities own approximately 5,018,197 shares of Freedom Securities' common stock, or 26.3% of the outstanding voting shares of Freedom Securities and indirectly the Adviser. Upon the issuance of additional shares of Freedom Securities' common stock pursuant to one or more of the underlying transactions described above, the Thomas Lee Entities may own less than 25% of the outstanding voting securities of Freedom Securities and, as a result, may no longer be deemed to control Freedom Securities.



     In addition, the Thomas Lee Entities may no longer be deemed to control Freedom Securities upon the termination of the voting provisions of the Stockholders Agreement. The Thomas Lee Entities are parties to a Stockholders Agreement with certain other shareholders of Freedom Securities, with respect to the exercise of certain voting rights held by such shareholders, including, among other things, an agreement of such parties to vote their shares in favor of fixing the number of directors of Freedom Securities at nine and electing four individuals designated by the Thomas Lee Entities as directors of Freedom Securities. The voting agreement contained in the Stockholders Agreement is expected to terminate on the forty-fifth day following the closing of the Offering.



     The order in which the foregoing events will occur is uncertain. The Transaction is expected to take place, assuming the conditions to the closing of the Acquisition are satisfied or waived, some time in May 1998. If the Transaction occurs and if shareholders of the Funds approve the proposed new Advisory Agreements (each a "New Advisory Agreement," collectively the "New Advisory Agreements") with the Adviser, the Adviser will continue the investment advisory functions it currently performs. If the Transaction does not occur for any reason, the Funds' existing Advisory Agreements (as defined below under "Existing Advisory Agreements") with the Adviser will remain in place.

     Change of Control and Exemptive Order Application. Section 15(a) of the Investment Company Act provides, in pertinent part, that it shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of such registered investment company. Section 15(a) further requires that such written contract provide for automatic termination in the event of its assignment. As required by the Investment Company Act, each of the Existing Advisory Agreements pursuant to which the Adviser provides investment advisory services to the Funds provides for its automatic termination upon its "assignment."


     Section 2(a)(4) of the Investment Company Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Section 2(a)(9) of the Investment Company Act defines "control" to mean the power to exercise a controlling influence over the management or policies of a company and establishes a presumption that the beneficial owner of more than 25% of the voting securities of a company controls that company.

     Rule 15a-4 provides, among other things, that if an investment advisory contract with an investment company is terminated by assignment, the adviser may continue to act as such for 120 days under a written contract that has not been approved by the investment company's shareholders, if the new contract is approved by the board of directors (or trustees) of the investment company (including a majority of trustees that are not "interested persons" of the investment company), the compensation to be paid under the new contract does not exceed the compensation which would have been paid under the contract most recently approved by shareholders of the investment company, and neither the investment adviser nor any controlling person of the investment adviser "directly or indirectly receives money or other benefit" in connection with the assignment.


     As discussed above, upon the occurrence of the Transaction, the Thomas Lee Entities may no longer be deemed to "control" Freedom Securities, and an indirect change in control of the Adviser may be deemed to have occurred. The Transaction thus may be deemed to result in an indirect "assignment" of the Existing Advisory Agreements within the meaning of Section 2(a)(4) and a termination of the Existing Advisory Agreements according to their terms. In addition, the Applicants may not conclusively rely on Rule 15a-4 because Freedom Securities or the Thomas Lee Entities may be deemed to receive a benefit in connection with the Transaction. As a consequence of the termination of each Existing Advisory Agreement, shareholder approval of the applicable New Advisory Agreement will be required.

     In addition, upon the occurrence of the Transaction, Freedom Distributors, Tucker Anthony and Sutro, which are also subsidiaries of Freedom Securities and affiliates of the Adviser, would also undergo an indirect change of control similar to the Adviser, giving rise to the "assignment" of the Funds' current distribution agreements with these distributors within the meaning of the Investment Company Act, necessitating Trustee approval of new distribution agreements. The Trustees of the Trusts approved new distribution agreements with the Funds' distributors on March 30, 1998 in anticipation of the Transaction.

     With respect to the Existing Advisory Agreements, the Trusts on behalf of the Funds and the Adviser (together with the Trusts, the "Applicants"), applied pursuant to Section 6(c) of the Investment Company Act, for an order of the Securities and Exchange Commission (the "SEC") to provide the Applicants an exemption from Section 15(a) of the Investment Company Act (the "Exemptive Order"). Section 15(a) of the Investment Company Act generally requires the shareholders to approve a new investment advisory agreement.


     The requested exemption would permit the implementation, prior to formal shareholder approval, of the New Advisory Agreements described below, which are substantially identical to the Existing Advisory Agreements, between the Trusts and the Adviser with respect to each Fund. The requested exemption would cover an interim period of not more than 150 days (the "Interim Period") beginning on the date of the Transaction and continuing through the date the New Advisory Agreements are approved or disapproved by the shareholders of the respective Funds pursuant to this proxy, but in no event later than October 31, 1998. For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same. During the Interim Period, fees payable by the Funds for such investment advisory services will be paid into escrow.


     Under the Exemptive Order, the Applicants proposed to enter into an escrow arrangement with an unaffiliated financial institution that will serve as escrow agent. The arrangement, in substance, will provide that the fees payable to the Adviser during the Interim Period under the New Advisory Agreements, will be paid into an interest-bearing escrow account maintained by the escrow agent and that the amounts in the escrow account with respect to each Fund (including interest earned on such paid fees) will be paid to the Adviser only if shareholders of the Fund approve the New Advisory Agreement. If shareholders of a Fund fail to approve the applicable New Advisory Agreement, the escrow agent will pay that Fund its respective share of the escrow amounts (including any interest earned).

     Compliance with Section 15(f) of the Investment Company Act. Section 15(f) of the Investment Company Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.


     First, no unfair burden may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receive or is entitled to receive any compensation, directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Transaction. The Adviser, Freedom Securities and the Thomas Lee Entities have each represented to the Board of Trustees of the Trust that they will use their best efforts to ensure that the Transaction will not cause the imposition of an unfair burden on any of the Funds.


     The second condition is that during the three-year period immediately following consummation of the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The Adviser, Freedom Securities and the Thomas Lee Entities have each represented to the Trustees of each Trust that they will use their best efforts to ensure that the second condition is met. The current composition of the Trustees of each Trust meets this condition of Section 15(f).

EXISTING ADVISORY AGREEMENTS

     Pursuant to investment advisory agreements dated as of November 29, 1996 (the "Existing Advisory Agreements") between the respective Trusts and the Adviser, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser has: (a) furnished continuously an investment program for the Funds and determined, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged; (b) provided supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent; and (c) provided the Trusts with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Funds.

     Each Fund bears all costs of its organization and operation, including: expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be home by the Funds), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust or the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

     The continuation of the Existing Advisory Agreement for the Mutual Fund was last approved on May 20, 1997 by all of the Trustees, including all of the Trustees who are not parties to that Existing Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, and was approved on December 16, 1996 by the then outstanding shareholders of each of the Cash Management Fund and the Government Securities Fund. Such shareholder approval was sought to approve a new investment advisory agreement following an indirect change of control of the Adviser. The continuation of the Existing Advisory Agreement for the Tax Exempt Trust was last approved on May 20, 1997 by all of the Trustees, including all of the Trustees who are not parties to that Existing Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of any such party and was approved on December 16, 1996 by the then outstanding shareholders of the Tax Exempt Fund and the California Fund. Such shareholder approval was sought to approve a new investment advisory agreement following an indirect change of control of the Adviser. The Existing Advisory Agreements will continue in effect with respect to the Mutual Fund and the Tax Exempt Trust from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Existing Advisory Agreements or "interested persons" of any such party. The Existing Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned.

     Each of the Cash Management Fund, Government Securities Fund, Tax Exempt Fund and California Fund pays the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Fund's average daily net assets up to and including $500,000,000 and .45% of each Fund's average daily net assets in excess of $500,000,000.

     For the fiscal year ended December 31, 1997, the Cash Management Fund, the Government Securities Fund, the Tax Exempt Fund and the California Fund paid the Adviser investment advisory fees of $7,749,372, $1,603,441, $1,416,138 and $556,289, respectively. With respect to the California Fund, during the fiscal year ended December 31, 1997, the Adviser waived $116,330 of the fees attributable to that Fund.

NEW ADVISORY AGREEMENTS

     If the proposed New Advisory Agreements are approved by the shareholders of the Funds to which the respective agreements relate, the Adviser will continue to serve as investment adviser to each Fund. The terms and conditions of the proposed New Advisory Agreements are substantially identical to those of the Existing Advisory Agreements.


     The proposed New Advisory Agreements, if approved, will continue in effect for a two year period following the later to occur of (i) such approval by the relevant Fund's shareholders, or (ii) the consummation of the Transaction; provided, that, if exemptive relief is granted by the SEC, the New Advisory Agreements will become effective upon the consummation of the Transaction, even if that is prior to the approval of the New Advisory Agreements by the shareholders of the Funds. Subsequently, the New Advisory Agreements will be subject to annual approval by the Trustees and by the Independent Trustees, or to approval by the relevant Fund's shareholders. The New Advisory Agreements may be terminated as to any Fund, without penalty, by the Trustees or by the shareholders of the relevant Fund upon 60 days' written notice to the Adviser or by the Adviser upon 60 days' written notice to the Fund. The New Advisory Agreements will terminate automatically in the event of their "assignment" as defined in the Investment Company Act.


     If the proposed New Advisory Agreements are approved, as manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trusts with such executive, administrative and clerical personnel, offices and equipment as are deemed necessary for the conduct of the business of the Funds.

     If the proposed New Advisory Agreements are approved, each Fund will bear all costs of its organization and operation, including: expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Funds), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent, the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

     If the proposed New Advisory Agreements are approved, each of the Cash Management Fund, Government Securities Fund, Tax Exempt Fund and California Fund will pay the Adviser a monthly advisory fee in an amount equal, on an annual basis, to .50% of each Fund's average daily net assets up to and including $500,000,000 and .45% of each Fund's average daily net assets in excess of $500,000,000, which is identical to the fee paid under the Existing Advisory Agreement.


     If the New Advisory Agreement is not approved by the shareholders of a Fund, the Trustees will make other investment advisory arrangements which, in their judgment, would be in the best interest of such Fund and its shareholders until such time as such Fund's shareholders approve a new investment advisory agreement.


INFORMATION ABOUT THE ADVISER


     Information Concerning Parent of the Adviser. The adviser is a wholly-owned subsidiary of Freedom Securities, a publicly-owned Delaware corporation. The Thomas Lee Entities (Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI, L.P.) currently own 26.3% of the outstanding shares of common stock of Freedom Securities. Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P. are each Delaware limited partnerships. The general partner of each of Thomas H. Lee Equity Fund III, L.P. and Thomas H. Lee Foreign Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas H. Lee. THL-CCI Limited Partnership is a Massachusetts limited partnership. Its general partner, THL Investment Management Corp., is a Massachusetts corporation. The address of Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., THL Equity Advisors III Limited Partnership, THL Equity Trust III, THL-

CCI, L.P. and THL Investment Management Corp. is 75 State Street, Boston, Massachusetts 02109.

     Information Concerning Directors, Executive Officers and Certain Employees of the Adviser. The names, principal occupations and position with each of the Trusts of the directors, executive officers and certain employees of the Adviser are set forth below. The business address of each person listed below, is One Beacon Street, Boston, Massachusetts 02108.

                                                  PRINCIPAL OCCUPATION AND       POSITION
                               POSITION          OTHER BUSINESS EXPERIENCE       WITH THE
        NAME                 WITH ADVISER           WITHIN LAST TWO YEAR          TRUST
        ----                 ------------        -------------------------       --------
Dexter A. Dodge        Chairman of the Board     Director of the Adviser;      Chairman and
                       and Director              Director of Freedom           Trustee
                                                 Distributors

Henry M. Greenleaf     President, Chief          President, Chief Executive    --
                       Executive Officer and     Officer and Director of
                       Director                  the Adviser since 1997;
                                                 Vice President and Senior
                                                 Portfolio Manager of The
                                                 Glenmede Trust Company
                                                 from 1995 to 1997

John J. Danello        Executive Vice President  President and Director of     President
                       General Counsel,          Freedom Distributors          and
                       Director and Clerk                                      Secretary

John H. Goldsmith      Director                  Chairman and CEO, Freedom     --
                                                 Securities; Chairman and
                                                 CEO, TuckerAnthony

William C. Dennis      Director                  Director of the Adviser

Michael M. Spencer     Director                  Director of the Adviser;      --
                                                 Chief Executive Officer,
                                                 Chief Investment Officer,
                                                 and Director of Fixed
                                                 Income for Freedom
                                                 Partners Management
                                                 Division of the Adviser.

Mary Jeanne Currie     Senior Vice President     Senior Vice President of      Vice
                                                 the Adviser                   President

Paul F. Marandett      Senior Vice President     Senior Vice President of      Vice
                                                 the Adviser                   President

Darlene F. Rego        Vice President            Vice President of the         Treasurer
                                                 Adviser

Maureen M. Renzi       Vice President            Vice President of the         Assistant
                                                 Adviser                       Secretary

     Contracts with Companies Affiliated with the Adviser. Freedom Services Corporation has a Service Agreement with both the Mutual Fund and the Tax Exempt Trust to maintain and service certain shareholder accounts of the Funds held by shareholders with brokerage accounts with Tucker Anthony or Sutro. Freedom Services Corporation is an affiliate of the Adviser, Tucker Anthony, and Sutro. For the year ended December 31, 1997, Freedom Services Corporation received reimbursements from the Mutual Fund and the Tax Exempt Trust of $1,579,960 and $116,245 respectively.

     Transactions with Affiliated Brokers. The Adviser generally will purchase portfolio securities for the Funds either directly from the issuer or from dealers who specialize in "money market" instruments. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. Transactions with primary market makers reflect the spread between bid and asked prices, purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter. During the fiscal year ended December 31, 1997, the Funds paid no brokerage commissions to any broker that is (i) an "affiliated" person of the applicable Trust, as defined in the 1940 Act; (ii) an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the applicable Trust, its principal underwriter, its investment adviser, or its administrator.

CONSIDERATION BY THE TRUSTEES


     The Trustees, including the Independent Trustees, of each Trust have approved the New Advisory Agreements on behalf of each Fund, and recommend that the New Advisory Agreements be approved by shareholders of the Funds.



     The Independent Trustees met separately and together with the full Board two times on March 17 and March 30, 1998, to discuss the proposals contained herein. In the course of their review, the Trustees, including the Independent Trustees, requested information of the Adviser, Freedom Securities and the Thomas Lee Entities and reviewed the information provided by them. The Independent Trustees also retained special counsel to assist them in their review of the Transaction and its anticipated effects upon the Funds and their shareholders.



     The Trustees of each Trust, including the Independent Trustees, considered, among other things, the structure of the Transaction and the representations of the Adviser, Freedom Securities and the Thomas Lee Entities with respect to the Funds. In particular, the Trustees noted the parties' agreements to use their best efforts to assure that (x) no unfair burden would be imposed on the Funds as a result of the Transaction and (y) during the three-year period following consummation of the Transaction, at least 75% of each Trust's Board of Trustees will not be "interested persons" of the Adviser (prior to or after the Transaction) within the meaning of the Investment Company Act. The Trustees also relied upon representations of the Adviser, Freedom Securities and the Thomas Lee Entities that (i) no changes in the operation of the Trusts are contemplated as a result of the Transaction, (ii) there is no present intention to propose any increase in the rate of fees paid by the Funds to the Adviser, and (iii) no changes in the management of the Adviser are presently contemplated as a result of the Transaction.

     The Trustees of each Trust, including the Independent Trustees, further considered whether the Transaction could enhance the investment advisory operations of the Adviser and the level and quality of services provided to the Funds and their shareholders, as well as the commitments provided by the Adviser, Freedom Securities and the Thomas Lee Entities that substantially the same personnel at the Adviser who now provide advisory services to the Funds would continue to do so after the Transaction.


     The Trustees of each Trust, including the Independent Trustees, also considered the fact that the advisory fees would remain the same under the New Advisory Agreements as under the Existing Advisory Agreements and the fact that the terms of the New Advisory Agreements do not substantially differ from those of the Existing Advisory Agreements. The Trustees also relied on the representations of the Adviser, Freedom Securities and the Thomas Lee Entities that the Funds and their shareholders would not bear any fees or expenses in connection with the approval of the New Advisory Agreements. In addition, the Trustees considered, based on the data available to them, the Adviser's historical profitability with respect to its management of the Funds as well as its reasonably anticipated profitability after the Transaction. The Trustees also considered that the New Advisory Agreements provided that they may be terminated by the shareholders of the relevant Fund and by the Trustees without the payment of any penalty by such Fund.


     In addition, the Trustees considered during the course of their due diligence process (i) the history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel, (ii) the Adviser's investment performance record with respect to the Funds, and (iii) the benefits, if any, expected to be realized as a result of the Transaction.

     After considering these and other factors, the Trustees of the Trusts, including the Independent Trustees at meetings held in person on March 30, 1998, unanimously approved the proposed New Advisory Agreements with the Adviser and recommended their approval to the shareholders of the Funds.

     THE TRUSTEES OF EACH OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR PROPOSAL ONE, THE APPROVAL OF THE NEW ADVISORY AGREEMENT FOR THEIR RESPECTIVE FUND.

REQUIRED VOTE

     Approval of the New Advisory Agreements between the Trusts, on behalf of a Fund, and the Adviser requires the affirmative vote of a majority of the outstanding shares of each Fund, voting separately as a Fund. Under the Investment Company Act, this means that, to be approved by a Fund, this Proposal must receive the affirmative vote of holders of the lesser of either

(a) 67% or more of the outstanding shares of the applicable Fund, voting as a single class, present at the Meetings, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund, voting as a single class.

                                  PROPOSAL TWO

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees of the Trusts, including the Independent Trustees, have selected Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, as the independent accountants for the fiscal year ended December 31, 1997 with respect to each of the Trusts. At the Meetings, shareholders of each Trust are being asked to ratify the selection of Price Waterhouse LLP to perform audit services for the Trusts.

     Price Waterhouse LLP, which has no direct or indirect material financial interest in the Trusts, has served as each Trust's independent accountants since the Trust's inception. The services provided by Price Waterhouse LLP consist of
(1) examination of each Trust's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings, and
(3) review of the annual income tax returns filed on behalf of the Trusts.

     If either Trust receives a written request from any shareholder at least five days prior to the Meetings stating the shareholder will be present in person at the Meetings and desires to ask questions of the independent accountants, that Trust will arrange to have a representative of Price Waterhouse LLP present at the Meetings to respond to such questions.

CONSIDERATION BY THE TRUSTEES

     THE TRUSTEES OF EACH OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF EACH TRUST VOTE FOR PROPOSAL TWO, THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE RESPECTIVE TRUSTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as the independent accountants of a Trust requires the affirmative vote of a majority of the outstanding shares of that Trust, voting separately as a Trust. Under the Investment Company Act, this means that, to be approved by a Trust, this Proposal must receive the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust, voting as a single class, or (2) 67% or more of the outstanding shares of the Trust, voting as a single class, present at the Meetings, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy.

                                 OTHER MATTERS

     The Trustees do not know of any other matters that will be presented for action at the Meetings. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                             SHAREHOLDER PROPOSALS

     Under each Trust's Agreement and Declaration of Trust, no annual or special meetings of shareholders are required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of one or more of the Funds should submit the proposal in writing so that it is received by the Secretary of the Funds at One Beacon Street, Boston, Massachusetts 02108 within a reasonable time before the meeting.

                             ADDITIONAL INFORMATION

     The principal distributors and underwriters for all of the Funds are Tucker Anthony Incorporated, which is located at One World Financial Center, New York, NY 10281, Freedom Distributors Corporation, which is located at One Beacon Street, Boston, Massachusetts 02108, and Sutro & Co., Incorporated, located at 201 California Street, San Francisco, California 94111. The Transfer and Shareholder Services Agent for all of the Funds is John Hancock Signature Services Corporation, P.O. Box 9102, Boston, Massachusetts 02205.

     The information contained in this Proxy Statement regarding Freedom Securities and the Thomas Lee Entities and the terms of the Transaction was provided by Freedom Securities and the Thomas Lee Entities.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                       EXHIBIT A

                               ADVISORY AGREEMENT

     AGREEMENT made as of the      day of           , 1998 between FREEDOM
CAPITAL MANAGEMENT CORPORATION, a corporation organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (the "Manager"), and FREEDOM MUTUAL FUND, a Massachusetts business trust having its principal place of business in Boston, Massachusetts (the "Trust").

     WHEREAS, the Trust engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is so registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust presently offers shares in two series, the Freedom Cash Management Fund and the Freedom Government Securities Fund (such series (the "Initial Funds"), together with all other series subsequently established by the Trust with respect to which the Trust desires to retain the Manager to render investment advisory services hereunder and the manager is willing so to do, being herein collectively referred to as the "Funds");

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF MANAGER.

     (a) Initial Funds. The Trust hereby appoints the Manager to act as manager and investment adviser to the Initial Funds for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.


     (b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Initial Funds with respect to which it desires to retain the Manager to render management and investment advisory services hereunder, it shall so notify the Manager in writing. If the Manager is willing to render such services on the terms provided for herein, it shall notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

2. DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services and facilities to the Trust:

     (a) Investment Program. The Manager will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Trust in the investments of each Fund. The Manager will also manage, supervise and conduct the other affairs and business of the Trust and each Fund thereof and all matters incidental thereto, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust and By-laws and the 1940 Act.

     (b) Regulatory Reports. The Manager shall furnish to the Trust necessary assistance in (i) the preparation of all reports now or hereafter required by Federal or other laws, and (ii) the preparation of prospectuses, registration statements, and amendments thereto that may be required by Federal or other laws or by the rules or regulations of any duly authorized commission or administrative body.

     (c) Office Space and Facilities. The Manager shall furnish to the Trust office space in the offices of the Manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities, and telephone service.

     (d) Services of Personnel. The Manager shall furnish to the Trust all necessary executive and administrative personnel for managing the affairs and investments of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions. These services are exclusive of the necessary records or services of any dividend disbursing agent, transfer agent, registrar or custodian. The Manager shall compensate all personnel, officers, and directors of the Trust if such persons are also employees of the Manager or its affiliates.

     (e) Fidelity Bond. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued, against larceny and embezzlement covering each officer and employee of the Trust who may singly or jointly with others have access to funds or securities of the Trust, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of the Trust to which any such officer or employee may have access. The premium for the bond shall be payable by the Trust in accordance with paragraph 3(17).

3. ALLOCATION OF EXPENSES.

     Except for the services and facilities to be provided by the Manager set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Trust shall include, without limitation:

          (1) all expenses of organizing the Trust or a Fund thereof;

          (2) all expenses (including information, materials and services other than services of the Manager) of preparing, printing and mailing all annual, semiannual and periodic reports, proxy materials and other communications (including registration statements, prospectuses and amendments and revisions thereto) furnished to existing shareholders of the Trust and/or regulatory authorities;

          (3) fees involved in registering and maintaining registration of the Trust and its shares with the Securities and Exchange Commission and state regulatory authorities;

          (4) any other registration, filing or other fees in connection with requirements of regulatory authorities;

          (5) expenses, including printing of certificates, relating to issuance of shares of the Trust;

          (6) the expenses of maintaining a shareholder account and furnishing, or causing to be furnished, to each shareholder a statement of his account (which in the case of a shareholder whose statement of account is included on a brokerage account statement of an affiliated distributor, may be a reasonable portion of such expense), including the expense of mailing;

          (7) taxes and fees payable by the Trust to Federal, state or other governmental agencies;

          (8) expenses related to the redemption of its shares, including expenses attributable to any program of periodic redemption;


          (9) all issue and transfer taxes, brokers' commissions and other costs chargeable to the Trust in connection with securities transactions to which the Trust is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time;

          (10) the charges and expenses of the custodian appointed by the Trust, or any depository utilized by such custodian, for the safekeeping of its property;

          (11) charges and expenses of any shareholder servicing agents, transfer agents and registrars appointed by he Trust, including costs of serving shareholder investment accounts;

          (12) charges and expenses of independent accounts retained by the Trust;

          (13) legal fees and expenses in connection with the affairs of the Trust, including legal fees and expenses in connection with registering and qualifying its shares with Federal and state regulatory authorities;

          (14) compensation and expenses of Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act);

          (15) expenses of shareholders' and Trustees' meetings;

          (16) membership dues in the Investment Company Institute or similar organizations;

          (17) insurance premiums on fidelity, errors and omissions and other coverages; and

          (18) such other non-recurring expenses of the Trust as may arise, including expenses of actions, suits, or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees with respect thereto.

4. ADVISORY FEE.

     For the services and facilities to be provided by the Manager as provided in Paragraph 2 hereof, the Trust shall pay to the Manager a monthly fee with respect to each Fund as soon as practical after the last day of each calendar month, which fee shall be paid at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets of each such Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of each Fund for such calendar month in excess of $500 million.

     The "Monthly Average Net Assets" of any Fund of the Trust for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determining in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Agreement and Declaration of Trust of the Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

     In the case of termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of such Fund for the days during which it is so in effect.

5. EXPENSE LIMITATION.

     The Manager agrees that if the total expenses of any Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Trust exceed the lowest expense limitation imposed in any jurisdiction in which that Fund is making sales of its shares or has qualified its shares for sale, the Manager will pay or reimburse such Fund for that excess up to the amount of its advisory fee payable with respect to that Fund during that fiscal year. The amount of the monthly advisory fee payable under Paragraph 4 hereof shall be reduced to the extent that the annualized expenses of any Fund for that month exceed the foregoing limitation. At the end of each fiscal year of the Trust, if the aggregate annual expenses chargeable to any Fund for that year exceed the foregoing limitation based upon the average of the Monthly Average Net Assets of that Fund for the year, the Manager will promptly reimburse that Fund for the amount of such excess, but if such expenses are within the foregoing limitation, any excess amount previously withheld from the advisory fee during that fiscal year will be promptly paid over to the Manager.

     In the event that this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of the fiscal year of the Trust, the Manager shall pay to, or receive from, the Trust a pro rata portion of the amount that the Manager would have been required to pay or would have received, if any, had this Agreement remained in effect for the full fiscal year.

6. TRUST PORTFOLIO.

     (a) In connection with the management of the investment and reinvestment of the assets of the Trust, the Manager acting by its own officers, directors, or employees or by a duly authorized subcontractor is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers of dealers, if any, the manager will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate of the Manager exercises investment discretion. With the prior approval of the Trustees, the Manager may pay to a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manger determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

     (b) The Manager agrees that neither it nor any of its officers or directors will take any long or short term position in the shares of the Trust; provided, however, that such prohibitions: (i) shall not prevent any affiliate of the Manager which acts as a distributor of Trust shares pursuant to a written contract from purchasing shares of the Trust in such capacity; and (ii) shall not prevent the purchase of shares of the Trust by any of the persons above described for their own account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capitalization of the Trust.

7. RELATIONS WITH TRUST.

     Subject to and in accordance with the Agreement and Declaration of Trust and By-laws of the Trust and the Articles of Incorporation and By-laws of the Manager, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Trust as trustees, officers, shareholders or otherwise, that the Manager (or any such successor) is or maybe interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Agreement and Declaration of Trust, Articles of Incorporation and By-laws.

8. LIABILITY OF MANAGER.

     The Manager shall not be liable to the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Advisory Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Manager against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or Officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9. DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective with respect to the Initial Funds on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Manager in accordance with Paragraph 1(b) hereof that the Manager is willing to serve as Manager with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect (a) with respect to the Initial Funds, until the second anniversary of its effectiveness, and (b) with respect to each Additional Fund, until the second anniversary of the date on which such Fund becomes a Fund hereunder. Unless terminated as herein provided, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to any Additional Fund is subject to the approval of this Agreement by a majority of the outstanding voting securities of that Fund at the first annual or special meeting of shareholders after this Agreement becomes effective with respect to that Fund.

     (b) Amendment. Any amendment to this Agreement shall become effective with respect to any Fund upon approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

     (c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Manager, on sixty (60) days' written notice to the other party.

     (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

     (e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (A) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (B) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

10. NAME OF TRUST.

     It is understood that the name "Freedom", and any logo associated with that name, is the valuable property of Freedom Capital Management Corporation, and that the Trust has the right to include "Freedom" as a part of its name only so long as an affiliate of Freedom Capital Management Corporation or its successor or assign is the investment adviser to the Trust. Upon termination of this Agreement, the Trust shall forthwith cease to use the Freedom name and logos.

11. SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

12. LIMITATION OF LIABILITY.

     The term "Freedom Mutual Fund" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Fund dated December 22, 1980 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the initial shareholder of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

FREEDOM MUTUAL FUND                 FREEDOM CAPITAL MANAGEMENT
                                    CORPORATION

By:                                 By:
--------------------------------    --------------------------------
   President                        President

ATTEST:                             ATTEST:

--------------------------------    --------------------------------
Assistant Secretary                 Clerk

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT B

                               ADVISORY AGREEMENT

     AGREEMENT made as of the      day of             , 1998 between FREEDOM
CAPITAL MANAGEMENT CORPORATION, a corporation organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (the "Manager"), and FREEDOM GROUP OF TAX EXEMPT FUNDS, a Massachusetts business trust having its principal place of business in Boston, Massachusetts (the "Trust").

     WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is so registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust presently offers shares in two series, the Freedom Tax Exempt Money Fund and the Freedom California Tax Exempt Money Fund (such series (the "Initial Funds"), together with all other series subsequently established by the Trust with respect to which the Trust desires to retain the Manager to render investment advisory services hereunder and with respect to which the Manager is willing so to do, being herein collectively referred to as the "Funds");

     NOW THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF MANAGER.

     (a) Initial Funds. The Trust hereby appoints the Manager to act as manager and investment adviser to the Initial Funds for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     (b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Initial Funds with respect to which it desires to retain the Manager to render management and investment advisory services hereunder, it shall so notify the Manager in writing. If the Manager is willing to render such services on the terms provided for herein, it shall notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

2. DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services and facilities to the Trust:

     (a) Investment Program. The Manager will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Trust in the investments of each Fund. The Manager will also manage, supervise and conduct the other affairs and business of the Trust and each Fund thereof and all matters incidental thereto, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust and By-laws and the 1940 Act.

     (b) Regulatory Reports. The Manager shall furnish to the Trust necessary assistance in (i) the preparation of all reports now or hereafter required by Federal or other laws, and (ii) the preparation of prospectuses, registration statements and amendments thereto that may be required by Federal or other laws or by the rules or regulations of any duly authorized commission or administrative body.

     (c) Office Space and Facilities. The Manager shall furnish to the Trust office space in the offices of the Manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service.

     (d) Services of Personnel. The Manager shall furnish to the Trust all necessary executive and administrative personnel for managing the affairs and investments of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions. These services are exclusive of the necessary records or services of any dividend disbursing agent, transfer agent, registrar or custodian. The Manager shall compensate all personnel, officers, and directors of the Trust if such persons are also employees of the Manager or its affiliates.

     (e) Fidelity Bond. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the Trust who may singly or jointly with others have access to funds or securities of the Trust, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of the Trust to which any such officer or employee may have access. The premium for the bond shall be payable by the Trust in accordance with paragraph 3(17).

3. ALLOCATION OF EXPENSES.

     Except for the services and facilities to be provided by the Manager set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Manager for any such expense incurred by the Manager. The expenses to be borne by the Trust shall include, without limitation:

          (1) all expenses of organizing the Trust or forming any series thereof;

          (2) all expenses (including information, materials and services other than services of the Manager) of preparing, printing and mailingall annual, semiannual and periodic reports, proxy materials and other communications (including registration statements, prospectuses and amendments and revisions thereto) furnished to existing shareholders of the Trust and/or regulatory authorities;

          (3) fees involved in registering and maintaining registration of the Trust and its shares with the Securities and Exchange Commission and state regulatory authorities;

          (4) any other registration, filing or other fees in connection with requirements of regulatory authorities;

          (5) expenses, including printing of certificates, relating to issuance of shares of the Trust;

          (6) the expenses of maintaining a shareholder account and furnishing, or causing to be furnished, to each shareholder a statement of his account (which in the case of a shareholder whose statement of account is included on a brokerage account statement of an affiliated distributor, may be a reasonable portion of such expense), including the expense of mailing;

          (7) taxes and fees payable by the Trust to Federal, state or other governmental agencies;

          (8) expenses related to the redemption of its shares, including expenses attributable to any program of periodic redemption;

          (9) all issue and transfer taxes, brokers' commissions and other costs chargeable to the Trust in connection with securities transactions to which the Trust is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time;

          (10) the charges and expenses of the custodian appointed by the Trust, or any depository utilized by such custodian, for the safekeeping of its property;

          (11) charges and expenses of any shareholder servicing agents, transfer agents and [registrars] appointed by the Trust, including costs of servicing shareholder investment accounts;

          (12) charges and expenses of independent accountants retained by the Trust;

          (13) legal fees and expenses in connection with the affairs of the Trust, including legal fees and expenses in connection with registering and qualifying its shares with Federal and state regulatory authorities;

          (14) compensation and expenses of Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act);

          (15) expenses of shareholders' and Trustees' meetings;

          (16) membership dues in, and assessments of, the Investment Company Institute or similar organizations;

          (17) insurance premiums on fidelity, errors and omissions and other coverages; and

          (18) such other non-recurring expenses of the Trust as may arise, including expenses of actions, suits, or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees or shareholders with respect thereto.

4. ADVISORY FEE.

     For the services and facilities to be provided by the Manager as set forth in Paragraph 2 hereof, the Trust shall pay to the Manager a monthly fee with respect to each Fund as soon as practical after the last day of each calendar month, which fee shall be paid at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets of each such Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of each Fund for such calendar month in excess of $500 million.

     The "Monthly Average Net Assets" of any Fund of the Trust for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Agreement and Declaration of Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of such Fund for the days during which it is in effect.

5. EXPENSE LIMITATION.

     The Manager agrees that if the total expenses of any Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Trust exceed the lowest expense limitation imposed in any jurisdiction in which that Fund is then making sales of its shares or in which its shares are then qualified for sale, the Manager will pay or reimburse such Fund for that excess up to the amount of its advisory fee payable with respect to that Fund during that fiscal year. The amount of the monthly advisory fee payable under Paragraph 4 hereof shall be reduced to the extent that the annualized expenses of any Fund for that month exceed the foregoing limitation. At the end of each fiscal year of the Trust, if the aggregate a annual expenses chargeable to any Fund for that year exceed the foregoing limitation based upon the average of the Monthly Average Net Assets of that Fund for the year, the Manager will promptly reimburse that Fund for the amount of such excess, but if such expenses are within the foregoing limitation, any excess amount previously withheld from the advisory fee during that fiscal year will be promptly paid over to the Manager.

     In the event that this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of the fiscal year of the Trust, then the expenses shall be annualized and the Manager shall pay to, or receive from, the Trust a pro rata portion of the amount that the Manager would have been required to pay or would have received, if any, had this Agreement remained in effect for the full fiscal year.

6. PORTFOLIO TRANSACTIONS.

     In connection with the management of the investment and reinvestment of the assets of the Trust, the Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Manager will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Fund of the Trust and/or other accounts over which the Manager or an affiliate of the Manager exercises investment discretion. With the prior approval of the Trustees, the Manager may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

7. RELATIONS WITH TRUST.

     Subject to and in accordance with the Agreement and Declaration of Trust and By-laws of the Trust and the Articles of Incorporation and By-laws of the Manager, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager (or any successor) are or may be interested in the Trust as Trustees, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Agreement and Declaration of Trust, Articles of Incorporation and By-laws.

     The Manager agrees that neither it nor any of its officers or directors will take any long or short term position in the shares of the Trust; provided, however, that such prohibition: (i) shall not prevent any affiliate of the Manager which acts as a distributor of the Trust shares pursuant to a written contract from purchasing shares of the Trust in such capacity; and (ii) shall not prevent the purchase of shares of the Trust by any of the persons above described for their own account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capitalization of the Trust.

8. LIABILITY OF MANAGER.

     The Manager shall not be liable to the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Advisory Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Manager against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or Officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9. DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective with respect to the Initial Funds on the date on the date first above written and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Manager in accordance with Paragraph l(b) hereof that the Manager is willing to serve as Manager with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect (a) with respect to the Initial Funds, until the second anniversary of its effectiveness, and (b) with respect to each additional Fund, until the second anniversary of the date on which such Fund becomes a Fund hereunder. Unless terminated as herein provided, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement of "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that thecontinuance of this Agreement with respect to any additional Fund is subject to the approval of this Agreement by a majority of the outstanding voting securities of that Fund at the first annual or special meeting of shareholders after this Agreement becomes effective with respect to that Fund.

     (b) Amendment. Any amendment to this Agreement shall become effective with respect to any Fund upon approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

     (c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Manager, on sixty (60) days' written notice to the other party.

     (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

     (e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

10. NAME OF TRUST.

     It is understood that the name "Freedom", and any logo associated with that name, is the valuable property of Freedom Capital Management Corporation, and that the Trust has the right to include "Freedom" as a part of its name only so long as an affiliate of Freedom Capital Management Corporation or its successor or assign is the investment adviser to the Trust. Upon termination of this Agreement, the Trust shall forthwith cease to use the Freedom name and logos.

11. SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

12. LIMITATION OF LIABILITY.

     The term "Freedom Group of Tax Exempt Funds" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Fund dated June 1, 1982 as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the initial shareholder of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

FREEDOM GROUP OF                    FREEDOM CAPITAL MANAGEMENT
TAX EXEMPT FUNDS                    CORPORATION

By:                                 By:
--------------------------------    --------------------------------
   President                        President

ATTEST:                             ATTEST:

--------------------------------    --------------------------------
Assistant Secretary                 Clerk

                           VOTE THIS PROXY CARD TODAY!


                  (Please detach at perforation before mailing)

FUND AND TRUST NAME WILL PRINT HERE  PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking all previous proxies, hereby appoint(s) Dexter A. Dodge and John J. Danello and each of them, attorneys with full power of substitution in each, to vote all the shares of beneficial interest of above-referenced Fund (the "Fund"), a portfolio series of the above-referenced Trust (the "Trust"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Trust, sixth floor, One Beacon Street, Boston, Massachusetts 02108, on Wednesday, May 20, 1998 at 2:00 p.m., Boston time, and at any adjournment or postponement thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked in the manner described in the Proxy Statement, this proxy shall be voted as specified on the reverse side.

                                             PLEASE SIGN, DATE AND RETURN
                                             PROMPTLY IN ENCLOSED ENVELOPE



                                             Date:_______________, 1998


                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein.
                                             Executors, Administrators,
                                             Trustees, etc. should so indicate.




                                             ___________________________________
                                             Signatures

                           VOTE THIS PROXY CARD TODAY!


                  (Please detach at perforation before mailing)



        THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS (1) AND (2) IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. (The following proposals are numbered to correspond to the numbering of proposals contained in the Proxy Statement) Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.


1. To consider and vote on approval of a new Advisory Agreement between the Trust, on behalf of the Fund, and Freedom Capital Management Corporation.

               FOR / /        AGAINST / /         ABSTAIN / /

2. To ratify the selection of Price Waterhouse LLP as the independent auditors of the Trust.

               FOR / /        AGAINST / /         ABSTAIN / /

      In the discretion of said proxy or proxies, to act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.